UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 9, 2014

                       BLUE LINE PROTECTION GROUP, INC.
                       --------------------------------
            (Exact name of Registrant as specified in its charter)



     Nevada                         000-52942                  20-5543728
---------------------------     ---------------------     ------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                        Identification No.)

                              1350 Independence St.
                                Denver, CO 80215
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:

                      -----------------------------------
         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      On June 9, 2014 the Company issued a press release announcing that it has entered into Letters of Intent with applicants of medical marijuana dispensaries in Clark County, Nevada to provide security, compliance and transportation services upon their license approval.


Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number      Description

   99.1     Press Release dated June 9, 2014.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 2014

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By:  /s/ Sean Campbell
                                      ----------------------------------------
                                     Sean Campbell, Chief Executive Officer























Blue Line 8-K Item 8.01 Press Release re LOIs 6-9-14

                                  EXHIBIT 99.1

BLUE LINE PROTECTION GROUP ANNOUNCES LOI's WITH FIVE NEW MEDICAL MARIJUANA DISPENSARIES IN NEVADA

Company will Provide Security, Compliance and Transportation Services to Five Medical Marijuana Dispensaries that will Receive Licenses to Begin Operations Later this Year

TYSONS CORNER, VA - June 9, 2014, Blue Line Protection Group (OTCBB: EGRVD) (OTCQB: EGRVD), a leading provider of security, compliance and logistics management for the legal cannabis industry, today announced that the Company has entered into Letters of Intent (LOI) with five medical marijuana dispensaries in Clark County, Nevada to provide security, compliance and transportation services upon their license approval.

These five dispensarie belong to a group of 18 companies recommended by Clark County to the state as the best candidates to open medical marijuana dispensaries following a three day hearing held by commissioners that ended on Friday, June 6, 2014.

Additionally, Blue Line Protection Group expects to sign LOI's with an additional seven dispensaries that were endorsed by Clark County in the coming weeks, in which case the Company would provide security, compliance and transportation services for a full two thirds of all the dispensaries initially approved to sell medical marijuana in Nevada.

The state is expected to issue final license approval for these dispensaries late this summer, according to a recent news story by Channel 3 News Las Vegas. Nevada requires that any entity applying for a license to open a medical marijuana dispensary provide proof of procedures to ensure adequate security and planning for its product, building and transportation, all services, which Blue Line Protection Group currently provides to 52 dispensaries in the state of Colorado.

Each of the newly endorsed dispensaries that the Company will work with has signed an LOI to utilize the Company's services for one year. Blue Line is scheduled to begin providing services for some of these new clients beginning next month.

Clark County is home to Las Vegas, which hosts over 57 million visitors each year. Nevada's laws will allow holders of medical licenses from other states to legally purchase marijuana. Additionally, dispensaries will allow non-residents of Nevada who are visiting to obtain a medical card to legally purchase medical marijuana.

As a result, the legal cannabis industry is expected to generate tremendous revenues, which could benefit not only dispensaries but also stimulate the local economy and provide tax revenue for the state. A recent article by Marijuana Business Daily claims that "Marijuana Could Become Nevada's Top Cash Crop."

Sean Campbell, CEO of Blue Line Protection Group, commented, "Clark County's recent license approval for five medical marijuana dispensaries that will utilize Blue Line represents a significant milestone for the Company for several reasons.

"Blue Line expects to generate considerable revenue from these security and compliance contracts upon their final execution, increasing shareholder value. Additionally, the fact that on the first day these licenses were issued at the county level, one third of the eighteen approved dispensaries have chosen to work with Blue Line further establishes our company as the clear leader in armed protection, asset management and transportation logistics for the legal marijuana industry nationwide."

"Prior to their being granted county licenses, these dispensaries chose Blue Line to provide comprehensive security and compliance services because of our success and expertise in this field in the states of Colorado and Washington.

The Company anticipates entering LOI's with seven more of these dispensaries in the very near future."

"We are very confident that the Company will expand its client base in Nevada as the state's medical marijuana industry continues its growth. Blue Line Protection Group truly providesthe only "Seed to Sale" provider of vertically integrated solutions that span from initial business licensing to cash vaulting and financial solutions and everything in between for legal cannabis grow operations and dispensaries."

About Blue Line Protection Group, Inc.

Blue Line Protection Group provides armed protection, asset management, logistics, and compliance services for businesses engaged in the legal cannabis industry. The Company's security personnel are highly trained professionals with significant experience in the U.S.

Armed Forces, Special Forces, Central Intelligence Agency, and law enforcement. Blue Line provides top-tier asset protection from "seed to sale," currently serving marijuana dispensaries in Colorado with operations in Washington and Nevada.

Safe Harbor Statement

This release includes forward-looking statements, which are based on certain assumptions and reflects management's current expectations. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results or events to differ materially from current expectations. Some of these factors include: general global economic conditions; general industry and market conditions, sector changes and growth rates; uncertainty as to whether our strategies and business plans will yield the expected benefits; increasing competition; availability and cost of capital; the ability to identify and develop and achieve commercial success; the level of expenditures necessary to maintain and improve the quality of services; changes in the economy; changes in laws and regulations, including codes and standards, intellectual property rights, and tax matters; or other matters not anticipated; our ability to secure and maintain strategic relationships and distribution agreements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Seal Point Consulting
888-959-7095
ir@sealpointconsulting.com